INVESCO TREASURER'S SERIES TRUST
                INVESCO Treasurer's Money Market Reserve Fund
                 INVESCO Treasurer's Tax-Exempt Reserve Fund

                  Supplement to Prospectus dated May 1, 1996

      The Section of the above Funds' Prospectus entitled "The Investment Adviser" is amended to (1) delete the first paragraph, and (2) substitute the following paragraph in its place:

            The investment adviser to the Trust is INVESCO Capital Management, Inc., a Delaware corporation (sometimes referred to as the "Adviser"), having its principal office at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser is an indirect subsidiary of AMVESCO PLC.
      AMVESCO PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world. Subject to obtaining shareholder approval at its regular Annual Shareholder Meeting, the board of directors of AMVESCO PLC has concluded that the corporate name should be changed to AMVESCAP PLC effective May 8, 1997. INVESCO Capital Management, Inc. will continue to operate under its existing name. AMVESCO has approximately $165 billion in assets under management. The adviser also has an advisory office in Coral Gables, Florida and a marketing and client services office in San Francisco.


The date of this Supplement is March 31, 1997.

                        INVESCO TREASURER'S SERIES TRUST

              Supplement to Statement of Additional Information
                                dated May 1, 1996

The Section of the above Fund's Statement of Additional Information entitled "The Advisory Agreement" is amended to (1) delete the second and third paragraphs and (2) substitute the following new paragraphs in their place:

            ICM is an indirect, wholly owned subsidiary of AMVESCO PLC, a publicly-traded holding company that, through its subsidiaries engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world with approximately $165 billion in assets under management. Subject to obtaining shareholder approval at its regular Annual Shareholder Meeting, the board of directors of AMVESCO PLC has concluded that the corporate name should be changed to AMVESCAP PLC effective May 8, 1997. AMVESCO PLC's other North American subsidiaries include the following:

            --INVESCO Funds Group, Inc. of Denver, Colorado, serves as an investment adviser to INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust and INVESCO Variable Investment Funds, Inc. INVESCO Funds Group, Inc. Is the sole shareholder of INVESCO Trust Company, whose primary business is to provide investment advisory and research services.

            --INVESCO Capital Management, Inc. Of Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. Is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of two registered investment companies.

            --INVESCO   Management   &  Research,   Inc.   (Formerly   Gardner
      and   Preston   Moss,   Inc.)  of   Boston,   Massachusetts,   primarily
      manages pension and endowment accounts.

            --PRIMCO     Capital     Management,     Inc.    of    Louisville,
      Kentucky,   specializes   in   managing   stable   return   investments,
      principally on behalf of Section 401(k) retirement plans.

            --INVESCO Realty Advisors of Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCO PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

            --A   I   M   Advisors,    Inc.   of   Houston,   Texas   provides
      investment   advisory  and   administrative   services  for  retail  and
      institutional mutual funds.

            --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

            --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

            The corporate headquarters of AMVESCO PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

This supplement is dated March 31, 1997.